SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

ZERIFY, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “ZRFY,” “Zerify,” “we” and “our” refer to Zerify, Inc. unless the context requires otherwise

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2022, Zerify, Inc. (the “Company”) finalized a Securities Purchase Agreement (the “Agreement”) with Walleye Opportunities Master Fund Ltd., a Cayman Islands company (“Walleye”), whereby Walleye purchased a promissory note of the Company, in the aggregate principal amount of One Million Dollars ($1,000,000) (the “Note”), which is convertible by Walleye into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) upon an Event of Default (as defined therein) in accordance with the terms and conditions set forth therein. The form of Agreement is attached as Exhibit 10.1

On the Closing Date (defined as the date the Company receives the Purchase Price, specifically October 26, 2022), the Company received $800,000 which represented the principal of $1,000,000 less an original issue discount in the amount of $200,000 paid to Walleye. In addition, the Company wired $12,500 from the Purchase Price to cover the Walleye’s legal fees in connection with the transactions contemplated by this Agreement. Walleye received a seven (7) months note, with no interest and, only in the event of a default (after the Maturity Date) of twelve percent (12%) per annum. The Company shall have the right, exercisable on seven (7) Trading Days prior written notice to Walleye, to prepay the outstanding Principal Amount then due under this Note prior to any default. Walleye may demand immediate repayment in the event of a certain events, including a financing. In the event of default, Walleye shall have, as of and after any event of default, the option to cover the outstanding obligation of the Note time 120% at 90% of the lowest VWAP of the Common Stock on the date of the applicable conversion (the “Conversion Date”) or at any point during the four (4) Trading Day period immediately prior to the date of the applicable conversion. The Note is qualified in its entirety pursuant to Exhibit 10.2 filed herein.

In addition, on the Closing Date, Walleye shall receive a five year Fifty Million (50,000,000) common stock purchase warrants, exercisable at $0.01 per share, pursuant to the terms of contained therein, which shall be earned in full as of the Closing Date. This common stock purchase warrant shall have a cashless exercise provision (unless there is a registration statement registering the underlying shares to the common stock purchase warrants). A copy of the form of common stock purchase warrant is attached hereto as Exhibit 4.1.

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From the date of this Agreement until the Note is extinguished in its entirety, Walleye shall receive a right of participation and first right of refusal on subsequent financings as described in the Agreement attached hereto as an Exhibit (which expressly excludes proceeds from the current Offering Circular underlying Form 1-A (under Regulation A) currently filed with the Securities and Exchange Commission.

On the Closing Date, through a Security Agreement, dated October 26, 2022, the Company Subsidiaries (specifically BlockSafe Technologies, Inc. and Cyber Security Risk Solutions, LLC) and agreed to guarantee and act as surety for payment of the note, the form of such Security Agreement and Subsidiary Guarantee is attached here to as Exhibit 10.3 and 10.4 respectively.

The Company shall use the proceeds for business development, and not for (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates, (ii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iii) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (iv) in violation or contravention of any applicable law, rule or regulation.

The above descriptions of the Agreement and related documents do not purport to be complete and are qualified in their entirety by the full text of the document themselves.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

In addition, the Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of our securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, Walleye is an “accredited investor” and/or qualified institutional buyer and Walleye has access to information about us and its investment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant dated October 26, 2022.(1)
10.1	Securities Purchase Agreement, by and between Zerify, Inc. and Walleye Opportunities Master Fund Ltd, dated October 26, 2022.(1)
10.2	Promissory Note for $1,000,000 with Walleye Opportunities Master Fund Ltd., dated October 26, 2022.(1)
10.3	Form of Security Agreement, dated October 26, 2022. (1)
10.4	Form of Subsidiary Guarantee, dated October 26, 2022. (1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

(1) Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZERIFY, INC.
(Registrant)

Dated: November 2, 2022	By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

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